                                                                     EXHIBIT 4.6

NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR

                            GLOBAL ENERGY GROUP, INC.

       Authorized Common Stock:  50,000,000 Shares
       Par Value:  $.001

This Certifies that


is the owner of

         Shares of GLOBAL ENERGY GROUP, INC. common stock, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers

Dated:

BY:___________________________________, Secretary

By:___________________________________, President


                        [GLOBAL ENERGY GROUP, INC. SEAL]

                            GLOBAL ENERGY GROUP, INC.

         The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be made to the Corporation or the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM -- as tenants in common
 TEN ENT -- as tenants by the entireties
 JT TEN -- as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT --                  Custodian
                          ----------------           ----------------
                               (Cust)                     (Minor)

                 under Uniform Gifts to Minors Act

                                       ---------------------------------
                                                     (State)

     UNIF TRF MIN ACT --            Custodian (until age                )
                         ----------                      ---------------
                          (Cust)

                         ----------------------- under Uniform Transfers
                                (Minor)
                            to Minors Act
                                          ------------------------------
                                                    (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

- ---------------------------------------

- ---------------------------------------

- ---------------------------------------

 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

- ---------------------------------------


- ---------------------------------------


                                                                          SHARES
- -----------------------------------------------------------------------
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

                                                                        ATTORNEY
- ---------------------------------------------------------------------
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
      ---------------------------

                                        X
                                          -------------------------------------
                                                      (SIGNATURE)
            NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S)
AS WRITTEN ON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGES WHATEVER

                                        X
                                          -------------------------------------
                                                      (SIGNATURE)

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION AS
DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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SIGNATURE(S) GUARANTEED BY:

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